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                          CIGNA VARIABLE PRODUCTS GROUP

                      SUPPLEMENT DATED JULY 28, 2000 TO THE
              STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2000


The second complete paragraph on page 20 is deleted and replaced with the following:

An interest rate futures contract is an agreement between two parties to buy and sell a debt security for a set price on a future date. The Investment Grade Bond Fund may enter into interest rate futures contracts for the purpose of hedging debt securities in its portfolio or the value of debt securities which the Fund intends to purchase, and for non-hedging purposes as a means of implementing Fund strategy. For example, the Fund may invest in interest rate futures contracts as substitutes for investments in securities or to achieve desired portfolio characteristics.

The following language is added to the end of the second complete paragraph on page 21:

The Funds may also use options on futures contracts for non-hedging purposes as a means of implementing Fund strategy.

The following sentence is added to the end of the carryover paragraph at the top of page 22.

The risks described in this section also pertain where a Fund uses futures contracts and related options for non-hedging purposes as well as for hedging purposes.

The last paragraph on page 22 is deleted and replaced with the following:

FOREIGN CURRENCY TRANSACTIONS A Fund permitted to hold securities denominated in currency other than U.S. dollars may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and for non-hedging purposes as a means of implementing Fund strategy. For example, a Fund may engage in currency exchange transactions such as forward currency contracts as substitutes for investments in securities denominated in foreign currency. The risks described below apply to the use of foreign currency transactions for hedging as well as for non-hedging purposes.